UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2013

National Bank Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35654

Delaware	27-0563799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5570 DTC Parkway, Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

720-529-3336
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 19, 2013, the Board of Directors of National Bank Holdings Corporation approved a cash dividend to shareholders. The quarterly cash dividend of five cents ($0.05) per share of common stock will be payable on March 15, 2013 to shareholders of record at the close of business on February 28, 2013.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1    Press Release, dated February 19, 2013, announcing the quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

Date: February 19, 2013	By:	/s/ Mark W. Yonkman
Mark W. Yonkman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release